                                                                   EXHIBIT 4(bb)

REGISTERED                                                      PRINCIPAL AMOUNT
No. FX ___                                                      OR FACE AMOUNT
                                                                $_______________
                                                                CUSIP:__________

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                        MEDIUM-TERM SENIOR NOTE, SERIES A
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                  (FIXED RATE)

                  IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                                Original Issue Date:

Interest Rate:                                                  Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
         (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:                    [ ] Yes (see attached)             [ ] No

         Optional Payment Currency:
         Designated Exchange Rate:

Interest Payment Dates: Accrue to Pay: [ ] Yes                            [ ] No

Indexed Principal Note:                [ ] Yes (see attached)             [ ] No

Interest Rate Reset:       [ ] The Interest Rate may not be changed prior to
                               Stated Maturity.

                           [ ] The Interest Rate may be changed prior to Stated
                               Maturity (see attached).

Optional Reset Dates (if applicable):

Amortizing Note:                       [ ] Yes                            [ ] No

Amortization Schedule:

Optional Redemption:                   [ ] Yes                            [ ] No

Optional Redemption Dates:

Redemption Prices:

Bond Yield to Maturity:         Bond Yield to Call:

Optional Repayment:                    [ ] Yes                            [ ] No

Optional Repayment Dates:     Optional Repayment Prices:

Optional Extension of Stated Maturity: [ ] Yes                            [ ] No

Final Maturity:

Discount Note:                         [ ] Yes                            [ ] No

Total Amount of OID:              Yield to Maturity:

Renewable Note:                        [ ] Yes (see attached)             [ ] No

Initial Maturity Date:

          Special Election Interval (if applicable):

          Amount (if less than entire principal amount) as to which election may be exercised:

Survivor's Option:                     [ ] Yes (see attached)             [ ] No

                  CITIGROUP GLOBAL MARKETS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay CEDE & Co. or registered assigns (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein and (b) accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at the Interest Rate shown above from the Original Issue Date shown above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears (unless otherwise set forth herein or in the pricing supplement attached hereto or delivered herewith) on the Interest Payment Dates specified on the face of this Note or in the pricing supplement attached hereto or delivered herewith and at the Stated Maturity, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Unless otherwise specified herein or in the pricing supplement attached hereto or delivered herewith, interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed.

                  The interest so payable, and punctually paid or duly provided for, on each Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which, unless otherwise specified on the face of this Note or in the pricing supplement attached hereto or delivered herewith (and other than interest payable at Stated Maturity), shall be the date (whether or not a Business Day) fifteen calendar days immediately preceding such Interest Payment Date and, in the case of interest payable at Stated Maturity, shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  For purposes of this Note, "Business Day" means: (i) with respect to any Registered Note, any day that is not a Saturday or Sunday and that, in The City of New York, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close; (ii) with respect to Registered Notes having a specified currency other than U.S. dollars only, other than Registered Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the specified currency, is not a day on which banking institutions generally are authorized or obligated by law to close; and (iii) with respect to Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "TARGET Business Day").

                  As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, and Zurich, respectively.

                  If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an Index (as described above).

                  If the Holder of this Note has a Survivor's Option, as indicated above, to elect repayment of this Note prior to Stated Maturity in the event of the death of any beneficial owner hereof, then, pursuant to exercise of such Survivor's Option, the Company will repay this Note (or applicable portion hereof) when properly tendered for repayment by or on behalf of the Person (the "Representative") that has authority to act on behalf of the deceased beneficial owner hereof under the laws of the appropriate jurisdiction (including, without limitation, the personal representative, executor, surviving joint tenant or surviving tenant by the entirety of such deceased beneficial owner) at a price equal to the Amortized Face Amount (calculated as set forth below) payable hereunder with respect to such beneficial owner, plus accrued interest thereon to the date of such repayment; provided, however, that the Company may, in its sole discretion, limit to $2,500,000 (or the approximate equivalent thereof in other currencies) the aggregate principal amount of Notes of this series as to which exercises of the Survivor's Option will be accepted in any calendar year (the "Annual Put Limitation") and, in the event that the Annual Put Limitation is applied, limit to $250,000 (or the approximate equivalent thereof in other currencies) the aggregate principal amount of Notes (or portions thereof) as to which exercises of the Survivor's Option will be accepted in such calendar year with respect to any individual deceased beneficial owner of Notes; and provided, further, that the Company will not make any principal payment pursuant to exercise of the Survivor's Option in an amount that is less than $5,000 (or the approximate equivalent thereof in other currencies), and, in the event that the foregoing limitations would result in the partial repayment to any individual deceased beneficial owner of Notes, the principal amount owned by such deceased beneficial owner must not be less than $5,000 (or the approximate equivalent thereof in other currencies) as a result of such repayment, which is the minimum authorized denomination of the Notes. This Note, or any portion hereof, if tendered pursuant to an exercise of the Survivor's Option, may be withdrawn by a written request of the Holder hereof received by the Paying Agent prior to its repayment.

                  The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  This Note (or any portion hereof), if tendered pursuant to a valid exercise of the Survivor's Option, will be accepted promptly based on the order in which all such Notes (or any portion thereof) are tendered, unless the acceptance hereof would (i) contravene the Annual Put Limitation or (ii) result in the acceptance during the then current calendar year of an aggregate principal amount of Notes (or portions thereof) exceeding $250,000 (or the approximate equivalent thereof) with respect to any individual deceased beneficial owner. If, as of the end of any calendar year, the Company has not imposed the Annual Put Limitation or the aggregate principal amount of Notes that have been accepted pursuant to exercise of the Survivor's Option during such year has not exceeded the Annual Put Limitation for such year, any exercise of the Survivor's Option with respect to this Note (or any portion hereof) not accepted during such calendar year because more than $250,000 (or the approximate equivalent thereof) aggregate principal amount of Notes (or portions thereof) was tendered with respect to the individual deceased beneficial owner hereof will be accepted in the order all such Notes were tendered, to the extent that any such exercise would not trigger the Annual Put Limitation, if any, for such calendar year. This Note (or portion hereof), if accepted for repayment pursuant to exercise of the Survivor's Option, will be repaid on the first Interest Payment Date that occurs twenty or more calendar days after the date of such acceptance. If this Note (or any portion hereof) is tendered for repayment and is not accepted in any calendar year due to the application of the Annual Put Limitation, then this Note (or any such portion) will be deemed to be tendered in the following calendar year based on the order in which all such Notes (or any portion thereof) were originally tendered, unless this Note (or any such portion hereof) is withdrawn by the Holder. In the event that this Note (or any portion hereof) tendered for repayment pursuant to valid exercise of the Survivor's Option is not accepted, the Paying Agent will deliver a notice to the affected Representative by first-class mail to the broker or other entity that represents the deceased beneficial owner of this Note that states the reasons this Note (or such portion) has not been accepted for repayment. If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an Index (as described above).

                  Subject to the foregoing, in order for the Survivor's Option to be validly exercised, the Paying Agent must receive (i) a written request for repayment signed by the Representative, and such signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, (ii) tender of this Note (or applicable portion hereof), (iii) appropriate evidence satisfactory to the Company and the Paying Agent that (A) the Representative has authority to act on behalf of the applicable deceased beneficial owner hereof, (B) the death of such beneficial owner has occurred and (C) the deceased was a beneficial owner hereof at the time of death, and (iv) if applicable, a properly executed assignment or endorsement, and (v) if the Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Paying Agent from such nominee attesting to the beneficial ownership of such Note. All questions as to the eligibility or validity of any exercise of the Survivor's Option will be determined by the Company, in its sole discretion, which determination will be final and binding.

                  The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S.

dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

                  Payments of interest in U.S. dollars (other than interest payable at Stated Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date; provided that, if the Holder hereof is the Holder of U.S. $10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Registered Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Stated Maturity will be paid in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as authentication agent.

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                         CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                                         By_________________________________
                                           Authorized Officer

[Seal]

                                         Attest_______________________________
                                           Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes issued under the within-mentioned Indenture.

Dated:

                                         CITIBANK, N.A., as authentication agent

                                         By______________________________
                                           Authorized Signatory

                              (REVERSE OF SECURITY)

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                        MEDIUM-TERM SENIOR NOTE, SERIES A
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                  (FIXED RATE)

General

                  This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988, as amended (the "Indenture"), between the Company and Bank One Trust Company, N.A., as successor trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

                  The Notes are in registered form without coupons. Unless otherwise specified in the applicable pricing supplement, the authorized denominations of Registered Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Registered Notes denominated in a currency other than U.S. dollars will be the approximate equivalents thereof in the Specified Currency.

                  Each Registered Note will be issued initially as a Book-Entry Note, and will not be exchangeable for Certificated Notes, except as otherwise provided in the Indenture or specified in the applicable pricing supplement.

Fixed Rate Notes

                  This Note will bear interest from its Original Issue Date, or from the last Interest Payment Date to which interest has been paid or duly provided for, at the Interest Rate stated on the face hereof or in the pricing supplement attached hereto or delivered herewith until the principal amount hereof is paid or made available for payment, except as otherwise described below under "Subsequent Interest Periods" and "Extension of Stated Maturity", and except that if so specified in the attached pricing supplement, the rate of interest payable may be subject to adjustment as specified therein.

                  Unless otherwise set forth herein or in the pricing supplement attached hereto or delivered herewith, interest on this Note will be payable semiannually in arrears on the Interest Payment Dates set forth above and at Stated Maturity. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, however, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day.

                  Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date. Unless otherwise specified herein, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months ("30 over 360") or, in the case of an incomplete month, the number of days elapsed.

Subsequent Interest Periods

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Optional Reset Date"). The Company may reset the Interest Rate by notifying the Trustee for this Note at least 45 but not more than 60 days prior to each Optional Reset Date. Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Interest Rate, and if so, (i) such new Interest Rate and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Upon the transmittal by the Trustee of a Reset Notice to the Holder of a Note, such new Interest Rate shall take effect automatically. Except as modified by the Reset Notice and as described below, such Note will have the same terms as prior to the transmittal of such Reset Notice. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Interest Rate provided for in the Reset Notice and establish a higher Interest Rate for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Interest Rate, first class, postage prepaid, to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Interest Rate is reset on an Optional Reset Date will bear such higher Interest Rate.

                  The Holder of this Note will have the option to elect repayment of the Note by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

                  If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement is determined by reference to the amount designated on the face hereof or in the pricing supplement attached hereto or delivered herewith as the Face Amount of this Note and by reference to the Index as described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If a third party is appointed to calculate or announce the Index for a particular Indexed Note and the third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated in a manner that is inconsistent with the applicable pricing supplement, then the Company will select another third party to calculate or announce the Index. The agent or another affiliate of the Company may be either the original or successor third party selected by the Company.

                  If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed principal amount of this Note shall be calculated in the manner set forth in the applicable pricing supplement. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Specified Currency

                  If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Registered Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Registered Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

Payments in Currencies other than the Specified Currency

                  Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

                  In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). If this Note is denominated in a currency of a country participating in the European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

                  Certain of the foreign currencies in which debt securities may be denominated or payments in respect of index warrants may be due or by which amounts due on the offered securities may be calculated could be issued by countries participating in Stage III of the European Economic and Monetary Union. Stage III began on January 1, 1999 for the eleven participating member states of the European Union that satisfied the economic convergence criteria in the Treaty on European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Greece became a participating member state on January 1, 2001.

                  Stage III includes the introduction of the "Euro," which, along with the present national currency of each participating member state, is legal tender in the participating member states.

Dual Currency Notes

                  If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Dual Currency Note, the Company may have a one time option of making all payments of principal, premium, if any, and interest on all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), which payments would otherwise be made in the Specified Currency of such Notes, in an optional currency (the "Optional Payment Currency"). Such option will be exercisable in whole but not in part on an "Option Election Date," which will be any one of the dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

                  If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

                  If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

                  On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) prior to the Initial Maturity Date of this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

                  The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date, unless another period is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof or in the pricing supplement attached hereto or delivered herewith.

                  If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, the Trustee, or any duly appointed paying agent, shall issue in exchange for such Note in the name of such Holder a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms otherwise identical to the exchanged Note.

Extension of Stated Maturity

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Stated Maturity of this Note may be extended at the option of the Company for one or more periods of whole years specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Extension Period") from one to five years up to but not beyond the date (the "Final Maturity") set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Company may exercise such option by notifying the Trustee for this Note at least 45 but not more than 60 days prior to the old Stated Maturity of this Note. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice"), first class, postage prepaid, indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity,
(iii) the Interest Rate applicable to the Extension Period, and (iv) the provisions, if any, for redemption during such Extension Period including the date or dates on which, or the period or periods during which, and the price or prices at which, such redemption may occur during the Extension Period. Upon the Trustee's mailing of the Extension Notice, the Stated Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Interest Rate provided for in the Extension Notice and establish a higher Interest Rate for the Extension Period by causing the Trustee to mail notice of such higher Interest Rate, first class, postage prepaid, to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Stated Maturity is extended will bear such higher Interest Rate for the Extension Period, whether or not tendered for repayment.

                  If the Company extends the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Stated Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an "Optional Redemption Date") specified herein, at the price (the "Redemption Price") (together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Trustee shall mail to the Holder a notice of such redemption first class, postage prepaid, at least 30 days prior to the date of redemption. Unless otherwise stated herein, the Company may exercise such option with respect to a redemption of this Note in part only by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will be repayable prior to Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof or in the pricing supplement attached hereto or delivered herewith at the Optional Repayment Prices shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed; or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth Business Day. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note; provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will not be subject to any sinking fund.

                  Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith or (y) if so specified, the Bond Yield to Call set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith (computed in each case in accordance with generally accepted United States bond yield computation principles); provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note or in the pricing supplement attached hereto or delivered herewith shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such

Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  The Company may at any time purchase Registered Notes at any price in the open market or otherwise. Registered Notes so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for such Notes for cancellation.

Other Terms

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Registered Notes of different authorized denominations, as requested by the Person surrendering the same.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

                  In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee or the agent of the Company or Trustee, a new Registered Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Registered Note shall be borne by the Holder of this Note.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The

Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

                  Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common        UNIF GIFT MIN ACT ________Custodian_______
TEN ENT -as tenants by the entireties                  (Cust)           (Minor)
JT ENT  -as joint tenants with                 Under Uniform Gifts to Minors Act
         right of survivorship and             _________________________________
         not as tenants in common                          (State)

     Additional abbreviations may also be used though not in the above list

                     _____________________________________

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Company to repay $__________ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date or repayment, to the undersigned at:

________________________________________________________________________________

________________________________________________________________________________
           (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

         For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at 153 W. 51st Street, New York, New York 10019.

Dated:                              ____________________________________________
                                    Note: The signature to this Option to Elect
                                    Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     Please insert Social Security or Other
       Identifying Number of Assignee

________________________________________________________________________________

________________________________________________________________________________
      Please Print or Type Name and Address Including Zip Code of Assignee



________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________attorney to transfer such Note on the books of Citigroup Global Markets Holdings Inc. with full power of substitution in the premises.

Dated: ____________________         ____________________________________________

                                    Signature

                                    ____________________________________________

                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration or enlargement or any change whatsoever.

REGISTERED                                                      PRINCIPAL AMOUNT
NO. FL___                                                       OR FACE AMOUNT
                                                                $_______________
                                                                CUSIP: _________

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                        MEDIUM-TERM SENIOR NOTE, SERIES A
                           (FLOATING OR INDEXED RATE)

                  IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                                Original Issue Date:

Initial Interest Rate:                                          Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
         (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:                       [ ] Yes (see attached)                [ ] No

Optional Payment Currency:
Designated Exchange Rate:

Base Rate:     [ ] CD Rate                [ ] Commercial Paper Rate     [ ] Federal Funds
                                                                            Rate
               [ ] LIBOR Telerate         [ ] LIBOR Reuters             [ ] Treasury Rate

               [ ] Treasury Rate          [ ] Prime Rate
                   Constant Maturity

               [ ] Eleventh District                                    [ ] EURIBOR
                   Cost of Funds Rate
                                          [ ] Other (see attached)

Interest Reset Period                                            Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:  Accrue to Pay:   [ ] Yes                       [ ] No

Indexed Principal Note:                   [ ] Yes (see attached)        [ ] No

Floating Rate:                            [ ] Indexed Interest Rate:    [ ] (see attached)

Spread Multiplier:                                                   Spread (+/-):

Spread Reset:                [ ] The Spread or Spread Multiplier may
                                 not be changed prior to Stated Maturity.

                             [ ] The Spread or Spread Multiplier may be changed
                                 prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                                    Minimum Interest Rate:

Inverse Floating Rate Note:               [ ] Yes (see attached)        [ ] No


          Initial Fixed Interest Rate:    Reset Fixed Reference Rate

Floating Rate / Fixed Rate Note:          [ ] Yes (see attached)        [ ] No

Amortizing Note:                          [ ] Yes                       [ ] No

          Amortization Schedule:

Optional Redemption:                      [ ] Yes                       [ ] No

          Optional Redemption Dates:

          Redemption Prices:

Bond Yield to Maturity:                   Bond Yield to Call:

Optional Repayment:                       [ ] Yes                       [ ] No

          Optional Repayment Dates:       Optional Repayment Prices:

Optional Extension of                     [ ] Yes                       [ ] No
Stated Maturity:

          Final Maturity:

Discount Note:                            [ ] Yes                       [ ] No

          Total Amount of OID:            Yield to Maturity:

Renewable Note:                           [ ] Yes (see attached)        [ ] No

          Initial Maturity Date:

                   Special Election Interval (if applicable):

                      Amount (if less than entire principal
                       amount) as to which election may be
                                   exercised:

Survivor's Option                         [ ] Yes (see attached)        [ ] No

                  CITIGROUP GLOBAL MARKETS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay CEDE & Co. or registered assigns (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein,
(iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate / Fixed Rate Note, at a rate determined as described herein, until, in each case, the Principal Amount or the Face Amount then outstanding is paid or duly provided for in accordance with the terms hereof.

                  The interest so payable, and punctually paid or duly provided for, on each Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which, unless otherwise specified on the face of this Note or in the pricing supplement attached hereto or delivered herewith (and other than interest payable at Stated Maturity), shall be the date (whether or not a Business Day) fifteen calendar days immediately preceding such Interest Payment Date and, in the case of interest payable at Stated Maturity, shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  For purposes of this Note, "Business Day" means: (i) with respect to any Registered Note, any day that is not a Saturday or Sunday and that, in The City of New York, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close; (ii) if the Base Rate specified above is LIBOR, any such day on which dealings in deposits in the Specified Currency are transacted in the London interbank market (a "London Business Day"); (iii) with respect to Registered Notes having a specified currency other than U.S. dollars only, other than Registered Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the Specified Currency, is not a day on which banking institutions generally are authorized or obligated by law to close; and
(iv) with respect to EURIBOR Notes and Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "Target Business Day").

                  As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, and Zurich, respectively.

                  If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an Index (as described above).

                  If the Holder of this Note has a Survivor's Option, as indicated above, to elect repayment of this Note prior to Stated Maturity in the event of the death of any beneficial owner hereof, then, pursuant to exercise of such Survivor's Option, the Company will repay this Note (or applicable portion hereof) when properly tendered for repayment by or on behalf of the Person (the "Representative") that has authority to act on behalf of the deceased beneficial owner hereof under the laws of the appropriate jurisdiction (including, without limitation, the personal representative, executor, surviving joint tenant or surviving tenant by the entirety of such deceased beneficial owner) at a price equal to the Amortized Face Amount (calculated as set forth below) payable hereunder with respect to such beneficial owner, plus accrued interest thereon to the date of such repayment; provided, however, that the Company may, in its sole discretion, limit to $2,500,000 (or the approximate equivalent thereof in other currencies) the aggregate principal amount of Notes of this series as to which exercises of the Survivor's Option will be accepted in any calendar year (the "Annual Put Limitation") and, in the event that the Annual Put Limitation is applied, limit to $250,000 (or the approximate equivalent thereof in other currencies) the aggregate principal amount of Notes (or portions thereof) as to which exercises of the Survivor's Option will be accepted in such calendar year with respect to any individual deceased beneficial owner of Notes; and provided, further, that the Company will not make any principal payment pursuant to exercise of the Survivor's Option in an amount that is less than $5,000 (or the approximate equivalent thereof in other currencies), and, in the event that the foregoing limitations would result in the partial repayment to any individual deceased beneficial owner of Notes, the principal amount owned by such deceased beneficial owner must not be less than $5,000 (or the approximate equivalent thereof in other currencies) as a result of such repayment, which is the minimum authorized denomination of the Notes. This Note, or any portion hereof, if tendered pursuant to an exercise of the Survivor's Option, may be withdrawn by a written request of the Holder hereof received by the Paying Agent prior to its repayment.

                  The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or
(y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  This Note (or any portion hereof), if tendered pursuant to a valid exercise of the Survivor's Option, will be accepted promptly based on the order in which all such Notes (or any portion thereof) are tendered, unless the acceptance hereof would (i) contravene the Annual Put Limitation or (ii) result in the acceptance during the then current calendar year of an aggregate principal amount of Notes (or portions thereof) exceeding $250,000 (or the approximate equivalent thereof) with respect to any individual deceased beneficial owner. If, as of the end of any calendar year, the Company has not imposed the Annual Put Limitation or the aggregate principal amount of Notes that have been accepted pursuant to exercise of the Survivor's Option during such year has not exceeded the Annual Put Limitation for such year, any exercise of the Survivor's Option with respect to this Note (or any portion hereof) not accepted during such calendar year because more than $250,000 (or the approximate equivalent thereof) aggregate principal amount of Notes (or portions thereof) was tendered with respect to the individual deceased beneficial owner hereof will be accepted in the order all such Notes were tendered, to the extent that any such exercise would not trigger the Annual Put Limitation, if any, for such calendar year. This Note (or portion hereof), if accepted for repayment pursuant to exercise of the Survivor's Option, will be repaid on the first Interest Payment Date that occurs twenty or more calendar days after the date of such acceptance. If this Note (or any portion hereof) is tendered for repayment and is not accepted in any calendar year due to the application of the Annual Put Limitation, then this Note (or any such portion) will be deemed to be tendered in the following calendar year based on the order in which all such Notes (or any portion thereof) were originally tendered, unless this Note (or any such portion hereof) is withdrawn by the Holder. In the event that this Note (or any portion hereof) tendered for repayment pursuant to valid exercise of the Survivor's Option is not accepted, the Paying Agent will deliver a notice to the affected Representative by first-class mail to the broker or other entity that represents the deceased beneficial owner of this Note that states the reasons this Note (or such portion) has not been accepted for repayment.

                  Subject to the foregoing, in order for the Survivor's Option to be validly exercised, the Paying Agent must receive (i) a written request for repayment signed by the Representative, and such signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, (ii) tender of this Note (or applicable portion hereof), (iii) appropriate evidence satisfactory to the Company and the Paying Agent that (A) the Representative has authority to act on behalf of the applicable deceased beneficial owner hereof, (B) the death of such beneficial owner has occurred and (C) the deceased was a beneficial owner hereof at the time of death, and (iv) if applicable, a properly executed assignment or endorsement, and (v) if the Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Paying Agent from such nominee attesting to the beneficial ownership of such Note. All questions as to the eligibility or validity of any exercise of the Survivor's Option will be determined by the Company, in its sole discretion, which determination will be final and binding.

                  The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

                  Payments of interest in U.S. dollars (other than interest payable at Stated Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date; provided that, if the Holder hereof is the Holder of U.S. $10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Registered Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Stated Maturity will be paid in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as authentication agent.

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                         CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                                         By_____________________________________
                                           Authorized Officer

[Seal]
                                         Attest_________________________________
                                           Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes issued under the within-mentioned Indenture.

Dated:
                                         CITIBANK, N.A., as authentication agent

                                         By_____________________________________
                                           Authorized Signatory

                              (REVERSE OF SECURITY)

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                        MEDIUM-TERM SENIOR NOTE, SERIES A
                           (FLOATING OR INDEXED RATE)

General

                  This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988, as amended (the "Indenture"), between the Company and Bank One Trust Company, N.A., as successor trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

                  The Notes are in registered form without coupons. Unless otherwise specified in the applicable pricing supplement, the authorized denominations of Registered Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Registered Notes denominated in a currency other than U.S. dollars will be the approximate equivalents thereof in the Specified Currency.

                  Each Registered Note will be issued initially as a Book-Entry Note, and will not be exchangeable for Certificated Notes, except as otherwise provided in the Indenture or specified in the applicable pricing supplement.

Floating Rate Notes

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to, but not including, the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. Thereafter, the interest rate hereon for each Interest Reset Period will be determined by reference to the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Base Rates that may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith are LIBOR, the Commercial Paper Rate, the Treasury Rate, the Federal Funds Rate, the CD Rate, the Prime

Rate, the Eleventh District Cost of Funds Rate, EURIBOR or any other Base Rate specified on the face hereof.

                  "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates" or any successor publication, published by the Board of Governors of the Federal Reserve System.

                  "H.15 Daily Update" means the daily update of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/H15/update or any successor site or publication.

                  "Calculation Date," where applicable, means the date on which the Calculation Agent is to calculate the interest rate for the Notes which shall be the earlier of (1) the tenth calendar day after the related Rate Determination Date, or if any such day is not a Business Day, the next succeeding business day or (2) the Business Day preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

                  As specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and/or (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the interest rate will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

                  The Company will appoint, and enter into an agreement with, agents (each, a "Calculation Agent") to calculate interest rates on this Note. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof. Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, Citibank, N.A. shall be the Calculation Agent for this Note. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date.

                  The interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Interest Reset Dates will be as follows: (i) if this Note resets daily, each Business Day; (ii) if this Note (unless this Note is a Treasury Rate Note) resets weekly, Wednesday of each week; (iii) if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); (iv) if this Note resets monthly, the third Wednesday of each month (with the exception of monthly reset Eleventh District Cost of

Funds Rate Notes, which reset on the first calendar day of each month); (v) if this Note is an Eleventh District Cost of Funds Rate Note that resets monthly, the first calendar day of each month; (vi) if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; (vii) if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; and (viii) if this Note resets annually, the third Wednesday of the month of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If an Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR or EURIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall instead be the immediately preceding Business Day. If an auction of direct obligations of United States Treasury Bills falls on a day that is an Interest Reset Date for Treasury Rate Notes, the Interest Reset Date shall be the succeeding Business Day.

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and except as set forth in the next paragraph, the interest payable hereon on each Interest Payment Date shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding such Interest Payment Date; provided, however, that if the interest rate is reset daily or weekly, the interest payable hereon shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the Record Date immediately preceding such Interest Payment Date, except that, at Stated Maturity, the interest payable will include interest accrued to, but excluding, the date of Stated Maturity.

                  If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day will be computed, unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, by dividing the interest rate in effect on such day by 360, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the Prime Rate, the Eleventh District Cost of Funds Rate, LIBOR, or EURIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the Prime Rate, the Eleventh District Cost of Funds Rate, LIBOR, or EURIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, interest will be payable as follows: (i) if this Note resets daily, weekly or monthly (other than Eleventh District Cost of Funds Rate Notes), interest will be payable on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof or in the pricing supplement attached hereto or delivered herewith or; (ii) in the case of Eleventh District Cost of Funds Rate Notes, interest will be payable on the first calendar day of each March, June, September and December; (iii) if this Note resets quarterly, interest will be payable on the third Wednesday of March, June, September, and December of each year; (iv) if this Note resets semiannually, interest will be payable on the third Wednesday of each of two months of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; and (v) if this Note resets annually, interest will be payable on the third Wednesday of the month of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and in each case at Stated Maturity (each such day being an "Interest Payment Date"). If an Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR or EURIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall instead be the immediately preceding Business Day; provided, however, if with respect to any Note for which "Accrue to Pay" is not specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, if an Interest Payment Date with respect to such Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, further, that any payment required to be made in respect of a Note that does not Accrue to Pay on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

                  Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

Determination of CD Rate

                  If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread

Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined above) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in the H.15 Daily Update. If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or H.15 Daily Update, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity on the face hereof or in the pricing supplement attached hereto or delivered herewith in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Commercial Paper Rate

                  If the Base Rate shown on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as such rate shall be published in H.15(519) under the heading "Commercial Paper-Nonfinancial". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined above) pertaining to such Commercial Paper Rate Determination Date, then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in the H.15 Daily Update under the heading "Commercial Paper-Nonfinancial". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or the H.15 Daily Update, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                                               D x 360
                     Money Market Yield = ----------------- X 100
                                             360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

Determination of Federal Funds Rate

                  If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Federal Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined above) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or H.15 Daily Update, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there is no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, the interest rate on this Note for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a

Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

Determination of LIBOR

                  If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows

                  On the second London Business Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the offered rates for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either (a) if "LIBOR Telerate" is designated on the face hereof or in the pricing supplement attached hereto or delivered herewith, the display designated as page "3750" on the Telerate Service ("Telerate") (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks), and LIBOR for such Interest Reset Period will be the relevant offered rate as determined by the Calculation Agent or (b) if "LIBOR Reuters" is designated on the face hereof or in the pricing supplement attached hereto or delivered herewith, "Designated LIBOR Page" means the arithmetic mean determined by the Calculation Agent of the two or more offered rates on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, LIBOR will be determined as if LIBOR Telerate had been specified.

                  If LIBOR cannot be determined as described above (either because the Designated LIBOR Page is no longer available or because fewer than two offered rates appear on the Designated LIBOR Page on the LIBOR Determination
Date), the Calculation Agent will determine "LIBOR" as follows. The Calculation Agent will request the principal London offices of each of the four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on the LIBOR Determination Date, in a principal amount equal to an amount of at least $1,000,000 or its approximate equivalent thereof in the Specified Currency, that is representative of a single transaction in such market at such time. If two or more such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York city time, on the LIBOR Determination Date for loans in the Specified Currency to leading European banks for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, in a principal amount equal to an amount of at least $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence. "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the LIBOR Rate will be the Initial Interest Rate).

Determination of Treasury Rate

                  If the Base Rate specified in the face hereof or in the pricing supplement attached hereto or delivered herewith is the Treasury Rate or Treasury Rate Constant Maturity, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if an, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Unless "Treasury Rate Constant Maturity" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury Securities") that have the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as such rate appears on either Telerate page 56 or Telerate page 57 under the heading "AVGE INVEST YIELD." The following procedures will be followed if the Treasury Rate cannot be determined as described above. If not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Treasury Rate Determination Date, the "Treasury Rate" for such Interest Reset Period will be the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on the Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Securities having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on the Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on the Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury Securities with a remaining maturity closest to the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury Securities would normally be auctioned. Treasury Securities are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

                  If "Treasury Rate Constant Maturity" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the "Treasury Rate" for each Interest Reset Period will be the rate displayed on the Designated CMT Telerate Rate Page under the caption ". . .Treasury Constant Maturities...Federal Reserve Board Release H.15. . .Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (1) if the Designated CMT Telerate Page is 7051, the rate on such Constant Maturity Treasury Rate Determination Date and (2) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, for the week or the month, as applicable, ended immediately preceding the week or month, as applicable, in which the related Constant Maturity Treasury Rate Determination Date occurs.

                  The following procedures will be followed if such rate does not appear on such Designated CMT Telerate Page. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate for the Constant Maturity Treasury Rate Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate for the Constant Maturity Treasury Rate Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index, or other United States Treasury Rate for the Designated CMT Maturity Index, for the Constant Maturity Treasury Rate Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate on the Constant Maturity Treasury Rate Determination Date will be calculated by the Calculation Agent, and shall be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the Constant Maturity Treasury Rate Determination Date reported, according to their written records, by three leading U.S. government securities dealers in The City of New York selected by the Calculation Agent, one of which may be the Agent, from five such dealers selected by the Calculation Agent and eliminating the highest quotation, or in the event of equality, one of the highest, and the lowest quotation, or, in the event of equality, one of the lowest, for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes"), with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year.

                  If the Calculation Agent is unable to obtain three such Treasury Note quotations, the Treasury Rate on the Constant Maturity Treasury Rate Determination Date will be calculated by the Calculation Agent, and shall be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the Constant Maturity Treasury Rate Determination Date of three leading U.S. government securities dealers in the City of New York, one of which may be the Agent, from five such dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation, or, in the event of equality, one of the lowest, for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining maturity closest to the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and in an amount that is representative for a single transaction in that market at that time.

                  If three or four, and not five, of such dealers are quoting as described above, then the Treasury Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated. However, if fewer than three dealers so selected by the Calculation Agent are quoting as mentioned above, the Treasury Rate determined as of the Constant Maturity Treasury Rate Determination Date will be the Treasury Rate in effect on the Constant Maturity Treasury Rate Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity and will use such quotations to calculate the Treasury Rate as set forth above.

                  "Designated CMT Telerate Page " means the display on the Telerate, or any successor service on the page specified in the applicable pricing supplement, or any other page as may replace such page on that service, or any successor service, for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable pricing supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

                  "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities, either one, two, three, five, seven, ten, twenty or thirty years, specified in the applicable pricing supplement with respect to which the Treasury Rate will be calculated. If no such maturity is specified in the applicable pricing supplement, the Designated CMT Maturity Index shall be two years.

                  "The Constant Maturity Treasury Rate Determination Date" shall be the second Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

Determination of Prime Rate

                  Prime Rate Notes will bear interest at the interest rates (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any) specified in the Prime Rate Notes and in the applicable pricing supplement.

                  The "Prime Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Prime Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Prime Rate Determination Date") and shall be the rate made available and subsequently published on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the Calculation Date (as defined above) pertaining to such Prime Rate Determination Date, then the Prime Rate for such Interest reset Period shall be the rate published in the H.15 Daily Update under the heading "Bank Prime Loan." In the event that such rate has not been published prior to 3:00 P.M., New York City time, on the Calculation Date in either H.15(519) or the
H.15 Daily Update, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for the Prime Rate Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for the Prime Rate Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on the Prime Rate Determination Date by four major banks in The City of New York selected by the Calculation Agent. If all four of the banks selected by the Calculation Agent do not provide such quotations, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the four-prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the Prime Rate Determination Date as furnished in The City of New York by the banks selected by the Calculation Agent that have provided such quotations and by a reasonable number of substitute banks or trust companies. Each such substitute bank or trust company selected by the Calculation Agent to provide such rate or rates must (1) be organized and doing business under the laws of the United States, or any State of the United States,
(2) have total equity capital of at least $500,000,000 and (3) be subject to supervision or examination by Federal or State authority. However, if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in the previous sentence, the Prime Rate will be the Prime Rate in effect on the Prime Rate Determination Date.

                  "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service, (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).


Determination of Eleventh District Cost of Funds Rate

                  Eleventh District Cost of Funds Rate Notes will bear interest at the interest rates (calculated by reference to the Eleventh District Cost of Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the Eleventh District Cost of Funds Rate Notes and in the applicable pricing supplement.

                  The "Eleventh District Cost of Funds Rate," for each Interest Reset Period will be determined by the Calculation Agent for such Eleventh District Cost of Funds Rate Note as of the last working day of the month immediately prior to such Interest Reset Date for such Interest Reset Period on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Eleventh District Cost of Funds Index (as defined below) (the "Eleventh District Cost of Funds Rate Determination Date"), and shall be the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Cost of Funds Rate Determination Date as set forth under the caption "Eleventh District" on the Telerate page 7058 (which page shall include any successor page (as determined by the Calculation Agent)) as of 11:00 a.m., San Francisco time, on such Eleventh District Cost of Funds Rate Determination Date. If such rate does not appear on Telerate page 7058 on any related Eleventh District Cost of Funds Rate Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Cost of Funds Rate Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such Eleventh District Cost of Funds Rate Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Determination Date.

Determination of EURIBOR

                  If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is EURIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to EURIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. "EURIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows.

                  On the second TARGET Business Day prior to the Interest Reset Date for such Interest Reset Period (a "EURIBOR Determination Date"), the Calculation Agent for such EURIBOR Note will determine the offered rates for deposits in Euros as sponsored, calculated and published jointly by the European Banking Federation and ACI--The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, which appears on the Designated EURIBOR Page as of 11:00 a.m., Brussels time, on such EURIBOR Determination Date. "Designated EURIBOR Page" means the display designated as page "248" on Telerate (or any successor service or such other page as may replace page "248" on such service), and EURIBOR for such Interest Reset Period will be the relevant offered rates as determined by the Calculation Agent.

                  If EURIBOR cannot be determined as described above the Calculation Agent will determine "EURIBOR" as follows. The Calculation Agent will request the principal Euro-zone (as defined below) office of each of four major banks in the Euro-zone interbank market selected by the Calculation Agent to provide the Calculation Agent with their respective offered quotations for deposits in Euros for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 a.m., Brussels time, on the EURIBOR Determination Date, in a principal amount equal to an amount of at least $1,000,000 or its approximate equivalent thereof in Euros that is representative of a single transaction in such market at such time. If two or more such quotations are provided, "EURIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If less than two such quotations are provided, "EURIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by four major banks in the Euro-zone selected by the Calculation Agent for such EURIBOR Note at approximately 11:00 a.m., Brussels time, on the EURIBOR Determination Date for loans in Euros to leading European banks for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, in a principal amount equal to an amount of at least $1,000,000 or the approximate equivalent thereof in Euros that is representative of a single transaction in such market at such time; provided, however, that if the banks so selected a aforesaid by the Calculation Agent are not quoting rates as mentioned in this sentence, "EURIBOR" for such Interest Reset Period will be same as EURIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the EURIBOR Rate will be the Initial Interest Rate).

                  "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.

Inverse Floating Rate Notes

                  If this Note is designated as an Inverse Floating Rate Note on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Inverse Floating Rate shall be equal to (i) in the case of the period, if any, commencing on the Original Issue Date (or such other date which may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as the date on which this Note shall begin to accrue interest), up to the first Interest Reset Date, the Initial Fixed Interest Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and (ii) in the case of each period commencing on an Interest Reset Date, the Reset Fixed Reference Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith minus the interest rate determined by reference to the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as adjusted by the Spread and/or Spread Multiplier, if any, as determined in accordance with the provisions hereof; provided, however, that (x) the interest rate thereon will not be less than zero and (y) the interest rate in effect for the ten days immediately prior to the date of Stated Maturity will be the rate in effect on the tenth day preceding such date.

Floating Rate / Fixed Rate Notes

                  If this Note is designated as a Floating Rate / Fixed Rate Note, this Note will be a Floating Rate note for a specified portion of its term and a Fixed Rate Note for the remainder of its term, in which event the interest rate on this Note will be determined as provided herein as if it were a Floating Rate Note and a Fixed Rate Note hereunder for each such respective period, all as described herein and in the applicable pricing supplement.

Subsequent Interest Periods

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Spread, Spread Multiplier or method of calculation of the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Optional Reset Date"). The Company may reset the Spread, Spread Multiplier or method of calculation of the Interest Rate Interest Rate by notifying the Trustee for this Note at least 45 but not more than 60 days prior to each Optional Reset Date. Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Spread, Spread Multiplier or method of calculation of the Interest Rate, and if so, (i) such new Spread, Spread Multiplier or method of calculation of the Interest Rate and
(ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Upon the transmittal by the Trustee of a Reset Notice to the Holder of a Note, such new Spread, Spread Multiplier or method of calculation of the Interest Rate shall take effect automatically. Except as modified by the Reset Notice and as described below, such Note will have the same terms as prior to the transmittal of such Reset Notice. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice and establish a higher Spread or Spread Multiplier for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, first class, postage prepaid, to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier.

                  The Holder of this Note will have the option to elect repayment of the Note by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

                  If this Note is an Indexed Principal Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof or in the pricing supplement attached hereto or delivered herewith as the Face Amount of this Note and by reference to the Index as described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If a third party is appointed to calculate or announce the Index for a particular Indexed Note and the third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated in a manner that is inconsistent with the applicable pricing supplement, then the Company will select another third party to calculate or announce the Index. The agent or another affiliate of the Company may be either the original or successor third party selected by the Company.

                  If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner set forth in the applicable pricing supplement. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Specified Currency

                  If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Registered Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Registered Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

Payments in Currencies other than the Specified Currency

                  Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

                  In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). If this Note is denominated in a currency of a country participating in the European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

                  Certain of the foreign currencies in which debt securities may be denominated or payments in respect of index warrants may be due or by which amounts due on the offered securities may be calculated could be issued by countries participating in Stage III of the European Economic and Monetary Union. Stage III began on January 1, 1999 for the eleven participating member states of the European Union that satisfied the economic convergence criteria in the Treaty on European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Greece became a participating member state on January 1, 2001.

                  Stage III includes the introduction of the "Euro," which, along with the present national currency of each participating member state, is legal tender in the participating member states.

Dual Currency Notes

                  If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Dual Currency Note, the Company may have a one time option of making all payments of principal, premium, if any, and interest on all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), which payments would otherwise be made in the Specified Currency of such Notes, in an optional currency (the "Optional Payment Currency"). Such option will be exercisable in whole but not in part on an "Option Election Date," which will be any one of the dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

                  If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

                  If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

                  On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) prior to the Initial Maturity Date of this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

                  The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date, unless another period is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof or in the pricing supplement attached hereto or delivered herewith.

                  If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, the Trustee or any duly appointed paying agent shall issue in exchange for such Note in the name of such Holder a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms otherwise identical to the exchanged Note.

Extension of Stated Maturity

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Stated Maturity of this Note may be extended at the option of the Company for one or more periods of whole years specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Extension Period") from one to five years up to but not beyond the date (the "Final Maturity") set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Company may exercise such option by notifying the Trustee for this Note at least 45 but not more than 60 days prior to the old Stated Maturity of this Note. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice"), first class, postage prepaid, indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity,
(iii) the Spread or Spread Multiplier applicable to the Extension Period, and
(iv) the provisions, if any, for redemption during such Extension Period including the date or dates on which, or the period or periods during which, and the price or prices at which, such redemption may occur during the Extension Period. Upon the Trustee's mailing of the Extension Notice, the Stated Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread Multiplier for the Extension Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, first class, postage prepaid, to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Stated Maturity is extended will bear such higher Spread or Spread Multiplier for the Extension Period, whether or not tendered for repayment.

                  If the Company extends the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Stated Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an "Optional Redemption Date") specified herein, at the price (the "Redemption Price") (together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Trustee shall mail to the Holder a notice of such redemption first class, postage prepaid, at least 30 days prior to the date of redemption. Unless otherwise stated herein, the Company may exercise such option with respect to a redemption of this Note in part only by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will be repayable prior to Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof or in the pricing supplement attached hereto or delivered herewith at the Optional Repayment Prices shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed; or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth Business Day. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note; provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will not be subject to any sinking fund.

                  Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith or (y) if so specified, the Bond Yield to Call set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith (computed in each case in accordance with generally accepted United States bond yield computation principles); provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note or in the pricing supplement attached hereto or delivered herewith shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  The Company may at any time purchase Registered Notes at any price in the open market or otherwise. Registered Notes so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for such Notes for cancellation.

Other Terms

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Registered Notes of different authorized denominations, as requested by the Person surrendering the same.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

                  In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee or the agent of the Company or Trustee a new Registered Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Registered Note shall be borne by the Holder of this Note.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

                  Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common          UNIF GIFT MIN ACT_______Custodian________
TEN ENT -as tenants by the entireties                    (Cust)          (Minor)
JT ENT  -as joint tenants with                 Under Uniform Gifts to Minors Act
         right of survivorship and             _________________________________
         not as tenants in common                           (State)

     Additional abbreviations may also be used though not in the above list

                      ____________________________________

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Company to repay $__________ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date or repayment, to the undersigned at:

________________________________________________________________________________

________________________________________________________________________________
           (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

         For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at 153 W. 51st Street, New York, New York 10019.

Dated:                              ____________________________________________
                                    Note: The signature to this Option to Elect
                                    Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     Please insert Social Security or Other
       Identifying Number of Assignee

________________________________________________________________________________

________________________________________________________________________________
      Please Print or Type Name and Address Including Zip Code of Assignee



________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________attorney to transfer such Note on the books of Citigroup Global Markets Holdings Inc. with full power of substitution in the premises.

Dated: ____________________         ____________________________________________

                                    Signature

                                    ____________________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration or enlargement or any change whatsoever.

REGISTERED                                                      PRINCIPAL AMOUNT
No. FX ___                                                      OR FACE AMOUNT
                                                                $_______________
                                                                CUSIP:__________

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     MEDIUM-TERM SUBORDINATED NOTE, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                  (FIXED RATE)

                  IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                                Original Issue Date:

Interest Rate:                                                  Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
         (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:                    [ ] Yes (see attached)             [ ] No

         Optional Payment Currency:
         Designated Exchange Rate:

Interest Payment Dates: Accrue to Pay: [ ] Yes                            [ ] No

Indexed Principal Note:                [ ] Yes (see attached)             [ ] No

Interest Rate Reset:       [ ] The Interest Rate may not be changed prior to
                               Stated Maturity.

                           [ ] The Interest Rate may be changed prior to Stated
                               Maturity (see attached).
Optional Reset Dates (if applicable):

Amortizing Note:                       [ ] Yes                            [ ] No

Amortization Schedule:

Optional Redemption:                   [ ] Yes                            [ ] No

Optional Redemption Dates:

Redemption Prices:

Bond Yield to Maturity:         Bond Yield to Call:

Optional Repayment:                    [ ] Yes                            [ ] No

Optional Repayment Dates:     Optional Repayment Prices:

Optional Extension of Stated Maturity: [ ] Yes                            [ ] No

Final Maturity:

Discount Note:                         [ ] Yes                            [ ] No

Total Amount of OID:            Yield to Maturity:

Renewable Note:                        [ ] Yes (see attached)             [ ] No

Initial Maturity Date:

                  Special Election Interval (if applicable):

                  Amount (if less than entire principal amount) as to which election may be exercised:

                  CITIGROUP GLOBAL MARKETS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay CEDE & Co. or registered assigns (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein and (b) accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at the Interest Rate shown above from the Original Issue Date shown above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears (unless otherwise set forth herein or in the pricing supplement attached hereto or delivered herewith) on the Interest Payment Dates specified on the face of this Note or in the pricing supplement attached hereto or delivered herewith and at Stated Maturity, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Unless otherwise specified herein or in the pricing supplement attached hereto or delivered herewith, interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed.

                  The interest so payable, and punctually paid or duly provided for, on each Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which, unless otherwise specified on the face of this Note or in the pricing supplement attached hereto or delivered herewith (and other than interest payable at Stated Maturity), shall be the date (whether or not a Business Day) fifteen calendar days immediately preceding such Interest Payment Date and, in the case of interest payable at Stated Maturity, shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  For purposes of this Note, "Business Day" means: (i) with respect to any Registered Note, any day that is not a Saturday or Sunday and that, in The City of New York, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close; (ii) with respect to Registered Notes having a specified currency other than U.S. dollars only, other than Registered Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the specified currency, is not a day on which banking institutions generally are authorized or obligated by law to close; and (iii) with respect to Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "TARGET Business Day").

                  As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, and Zurich, respectively.

                  The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

                  If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an Index (as described above).

                  The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

                  Payments of interest in U.S. dollars (other than interest payable at Stated Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date; provided that, if the Holder hereof is the Holder of U.S. $10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Registered Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Stated Maturity will be paid in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), or its successor, as Trustee.

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                               CITIGROUP GLOBAL MARKETS HOLDINGS
                                                  INC.

                                               By_______________________________
                                                 Authorized Officer

[Seal]

                                               Attest___________________________
                                                 Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes issued under the within-mentioned Indenture.

Dated:

                                               DEUTSCHE BANK TRUST COMPANY
                                                AMERICAS (formerly BANKERS TRUST
                                                COMPANY), as Trustee

                                               By_______________________________
                                                 Authorized Signatory

                              (REVERSE OF SECURITY)

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     MEDIUM-TERM SUBORDINATED NOTE, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                  (FIXED RATE)

General

                  This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988, as amended (the "Indenture"), between the Company and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as successor trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

                  The Notes are in registered form without coupons. Unless otherwise specified in the applicable pricing supplement, the authorized denominations of Registered Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Registered Notes denominated in a currency other than U.S. dollars will be the approximate equivalents thereof in the Specified Currency.

                  Each Registered Note will be issued initially as a Book-Entry Note, and will not be exchangeable for Certificated Notes, except as otherwise provided in the Indenture or specified in the applicable pricing supplement.

Fixed Rate Notes

                  This Note will bear interest from its Original Issue Date, or from the last Interest Payment Date to which interest has been paid or duly provided for, at the Interest Rate stated on the face hereof or in the pricing supplement attached hereto or delivered herewith until the principal amount hereof is paid or made available for payment, except as otherwise described below under "Subsequent Interest Periods" and "Extension of Stated Maturity", and except that if so specified in the attached pricing supplement, the rate of interest payable may be subject to adjustment as specified therein.

                  Unless otherwise set forth herein or in the pricing supplement attached hereto or delivered herewith, interest on this Note will be payable semiannually in arrears on the Interest Payment Dates set forth above and at Stated Maturity. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, however, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day.

                  Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date. Unless otherwise specified herein, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months ("30 over 360") or, in the case of an incomplete month, the number of days elapsed.

Subsequent Interest Periods

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Optional Reset Date"). The Company may reset the Interest Rate by notifying the Trustee for this Note at least 45 but not more than 60 days prior to each Optional Reset Date. Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Interest Rate, and if so, (i) such new Interest Rate and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Upon the transmittal by the Trustee of a Reset Notice to the Holder of a Note, such new Interest Rate shall take effect automatically. Except as modified by the Reset Notice and as described below, such Note will have the same terms as prior to the transmittal of such Reset Notice. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Interest Rate provided for in the Reset Notice and establish a higher Interest Rate for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Interest Rate, first class, postage prepaid, to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Interest Rate is reset on an Optional Reset Date will bear such higher Interest Rate.

                  The Holder of this Note will have the option to elect repayment of the Note by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

                  If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement is determined by reference to the amount designated on the face hereof or in the pricing supplement attached hereto or delivered herewith as the Face Amount of this Note and by reference to the Index as described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If a third party is appointed to calculate or announce the Index for a particular Indexed Note and the third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated in a manner that is inconsistent with the applicable pricing supplement, then the Company will select another third party to calculate or announce the Index. The agent or another affiliate of the Company may be either the original or successor third party selected by the Company.

                  If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed principal amount of this Note shall be calculated in the manner set forth in the applicable pricing supplement. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Specified Currency

                  If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Registered Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Registered Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

Payments in Currencies other than the Specified Currency

                  Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute a Default under the Indenture.

                  In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). If this Note is denominated in a currency of a country participating in the European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

                  Certain of the foreign currencies in which debt securities may be denominated or payments in respect of index warrants may be due or by which amounts due on the offered securities may be calculated could be issued by countries participating in Stage III of the European Economic and Monetary Union. Stage III began on January 1, 1999 for the eleven participating member states of the European Union that satisfied the economic convergence criteria in the Treaty on European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Greece became a participating member state on January 1, 2001.

                  Stage III includes the introduction of the "Euro," which, along with the present national currency of each participating member state, is legal tender in the participating member states.

Dual Currency Notes

                  If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Dual Currency Note, the Company may have a one time option of making all payments of principal, premium, if any, and interest on all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), which payments would otherwise be made in the Specified Currency of such Notes, in an optional currency (the "Optional Payment Currency"). Such option will be exercisable in whole but not in part on an "Option Election Date," which will be any one of the dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

                  If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

                  If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

                  On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) prior to the Initial Maturity Date of this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

                  The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date, unless another period is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note.

An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof or in the pricing supplement attached hereto or delivered herewith.

                  If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, the Trustee, or any duly appointed paying agent, shall issue in exchange for such Note in the name of such Holder a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms otherwise identical to the exchanged Note.

Extension of Stated Maturity

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Stated Maturity of this Note may be extended at the option of the Company for one or more periods of whole years specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Extension Period") from one to five years up to but not beyond the date (the "Final Maturity") set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Company may exercise such option by notifying the Trustee for this Note at least 45 but not more than 60 days prior to the old Stated Maturity of this Note. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice"), first class, postage prepaid, indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity,
(iii) the Interest Rate applicable to the Extension Period, and (iv) the provisions, if any, for redemption during such Extension Period including the date or dates on which, or the period or periods during which, and the price or prices at which, such redemption may occur during the Extension Period. Upon the Trustee's mailing of the Extension Notice, the Stated Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Interest Rate provided for in the Extension Notice and establish a higher Interest Rate for the Extension Period by causing the Trustee to mail notice of such higher Interest Rate, first class, postage prepaid, to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the

Stated Maturity is extended will bear such higher Interest Rate for the Extension Period, whether or not tendered for repayment.

                  If the Company extends the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Stated Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an "Optional Redemption Date") specified herein, at the price (the "Redemption Price") (together with accrued interest to such Optional Redemption Date) specified herein. If required under the Federal Reserve Capital Adequacy Rules, the Company will obtain the prior approval of the Federal Reserve before exercising its redemption rights. Unless otherwise stated on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Trustee shall mail to the Holder a notice of such redemption first class, postage prepaid, at least 30 days prior to the date of redemption. Unless otherwise stated herein, the Company may exercise such option with respect to a redemption of this Note in part only by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. In the event of redemption of this
Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will be repayable prior to Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof or in the pricing supplement attached hereto or delivered herewith at the Optional Repayment Prices shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed; or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth

Business Day. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note; provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will not be subject to any sinking fund.

                  Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith or (y) if so specified, the Bond Yield to Call set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith (computed in each case in accordance with generally accepted United States bond yield computation principles); provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note or in the pricing supplement attached hereto or delivered herewith shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  The Company may at any time purchase Registered Notes at any price in the open market or otherwise. Registered Notes so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for such Notes for cancellation.

Other Terms

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Registered Notes of different authorized denominations, as requested by the Person surrendering the same.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

                  In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee or the agent of the Company or Trustee, a new Registered Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Registered Note shall be borne by the Holder of this Note.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

                  Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common        UNIF GIFT MIN ACT________Custodian________
TEN ENT -as tenants by the                             (Cust)           (Minor)
         entireties
JT ENT   -as joint tenants with                Under Uniform Gifts to Minors Act
          right of survivorship and            _________________________________
          not as tenants in common                          (State)

     Additional abbreviations may also be used though not in the above list

                      ------------------------------------

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Company to repay $__________ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date or repayment, to the undersigned at:

________________________________________________________________________________

________________________________________________________________________________
           (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

         For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee, 4 Albany Street, Attention: Corporate Trust Department, New York, New York 10015.

Dated:                              ____________________________________________
                                    Note: The signature to this Option to Elect
                                    Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     Please insert Social Security or Other
       Identifying Number of Assignee

________________________________________________________________________________

________________________________________________________________________________
      Please Print or Type Name and Address Including Zip Code of Assignee

________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________attorney to transfer such Note on the books of Citigroup Global Markets Holdings Inc. with full power of substitution in the premises.

Dated: ____________________         ____________________________________________

                                    Signature

                                    ____________________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration or enlargement or any change whatsoever.

REGISTERED                                                      PRINCIPAL AMOUNT
NO. FL___                                                       OR FACE AMOUNT
                                                                $_______________
                                                                CUSIP:__________

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     MEDIUM-TERM SUBORDINATED NOTE, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                           (FLOATING OR INDEXED RATE)

                  IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                                Original Issue Date:

Initial Interest Rate:                                          Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
         (If other than as set forth in the Prospectus Supplement)

         Dual Currency Note:                [ ] Yes (see attached)       [ ] No

         Optional Payment Currency:
         Designated Exchange Rate:

Base Rate:      [ ] CD Rate                 [ ] Commercial Paper Rate    [ ] Federal Funds
                                                                             Rate
                [ ] LIBOR Telerate          [ ] LIBOR Reuters            [ ] Treasury Rate
                [ ] Treasury Rate           [ ] Prime Rate
                    Constant Maturity
                [ ] Eleventh District                                    [ ] EURIBOR
                    Cost of Funds Rate
                                            [ ] Other (see attached)

Interest Reset Period                                            Index Maturity:
or Interest Reset Dates:

Interest Payment Dates: Accrue to Pay:      [ ] Yes                      [ ] No

Indexed Principal Note:                     [ ] Yes (see attached)       [ ] No

Floating Rate:                              [ ] Indexed Interest Rate:   [ ] (see attached)

Spread Multiplier:                                               Spread (+/-):

Spread Reset:   [ ] The Spread or Spread Multiplier may not be
                    changed prior to Stated Maturity.

                [ ] The Spread or Spread Multiplier may be changed
                    prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                                    Minimum Interest Rate:

Inverse Floating Rate Note:                 [ ] Yes (see attached)       [ ] No

         Initial Fixed Interest Rate:       Reset Fixed Reference Rate

Floating Rate / Fixed Rate Note:            [ ] Yes (see attached)       [ ] No

Amortizing Note:                            [ ] Yes                      [ ] No

         Amortization Schedule:

Optional Redemption:                        [ ] Yes                      [ ] No

         Optional Redemption Dates:

         Redemption Prices:

Bond Yield to Maturity:                     Bond Yield to Call:

Optional Repayment:                         [ ] Yes                      [ ] No

         Optional Repayment Dates:          Optional Repayment Prices:

Optional Extension of                       [ ] Yes                      [ ] No
Stated Maturity:

         Final Maturity:

Discount Note:                              [ ] Yes                      [ ] No

         Total Amount of OID:               Yield to Maturity:

Renewable Note:                             [ ] Yes (see attached)       [ ] No

         Initial Maturity Date:

                   Special Election Interval (if applicable):

                  Amount (if less than entire principal amount)
                     as to which election may be exercised:

                  CITIGROUP GLOBAL MARKETS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay CEDE & Co. or registered assigns (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein,
(iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate / Fixed Rate Note, at a rate determined as described herein, until, in each case, the Principal Amount or the Face Amount then outstanding is paid or duly provided for in accordance with the terms hereof.

                  The interest so payable, and punctually paid or duly provided for, on each Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which, unless otherwise specified on the face of this Note or in the pricing supplement attached hereto or delivered herewith (and other than interest payable at Stated Maturity), shall be the date (whether or not a Business Day) fifteen calendar days immediately preceding such Interest Payment Date and, in the case of interest payable at Stated Maturity, shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  For purposes of this Note, "Business Day" means: (i) with respect to any Registered Note, any day that is not a Saturday or Sunday and that, in The City of New York, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close; (ii) with respect to LIBOR Notes only, any such day on which dealings in deposits in the specified currency are transacted in the London interbank market (a "London Business Day"); (iii) with respect to Registered Notes having a specified currency other than U.S. dollars only, other than Registered Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the specified currency, is not a day on which banking institutions generally are authorized or obligated by law to close; and
(iv) with respect to EURIBOR Notes and Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "Target Business Day").

                  The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

                  As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, and Zurich, respectively.

                  If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an Index (as described above).

                  The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

                  Payments of interest in U.S. dollars (other than interest payable at Stated Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date; provided that, if the

Holder hereof is the Holder of U.S. $10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Registered Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Stated Maturity will be paid in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), or its successor, as Trustee.

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                         CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                                         By ____________________________________
                                              Authorized Officer

[Seal]

                                         Attest ________________________________
                                              Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes issued under the within-mentioned Indenture.

Dated:

                                         DEUTSCHE BANK TRUST COMPANY
                                           AMERICAS (formerly BANKERS TRUST
                                           COMPANY), as Trustee

                                         By ____________________________________
                                              Authorized Signatory

                              (REVERSE OF SECURITY)

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     MEDIUM-TERM SUBORDINATED NOTE, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                           (FLOATING OR INDEXED RATE)

General

                  This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988, as amended (the "Indenture"), between the Company and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

                  The Notes are in registered form without coupons. Unless otherwise specified in the applicable pricing supplement, the authorized denominations of Registered Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Registered Notes denominated in a currency other than U.S. dollars will be the approximate equivalents thereof in the Specified Currency.

                  Each Registered Note will be issued initially as a Book-Entry Note, and will not be exchangeable for Certificated Notes, except as otherwise provided in the Indenture or specified in the applicable pricing supplement.

Floating Rate Notes

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to, but not including, the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. Thereafter, the interest rate hereon for each Interest Reset Period will be determined by reference to the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Base Rates that may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith are LIBOR, the Commercial Paper Rate, the Treasury Rate, the Federal Funds Rate, the CD Rate, the Prime

Rate, the Eleventh District Cost of Funds Rate, EURIBOR or any other Base Rate specified on the face hereof.

                  "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates" or any successor publication, published by the Board of Governors of the Federal Reserve System.

                  "H.15 Daily Update" means the daily update of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/H15/update or any successor site or publication.

                  "Calculation Date," where applicable, means the date on which the Calculation Agent is to calculate the interest rate for the Notes which shall be the earlier of (1) the tenth calendar day after the related Rate Determination Date, or if any such day is not a Business Day, the next succeeding business day or (2) the Business Day preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

                  As specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and/or (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the interest rate will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

                  The Company will appoint, and enter into an agreement with, agents (each, a "Calculation Agent") to calculate interest rates on this Note. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof. Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), shall be the Calculation Agent for this Note. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date.

                  The interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Interest Reset Dates will be as follows: (i) if this Note resets daily, each Business Day; (ii) if this Note (unless this Note is a Treasury Rate Note) resets weekly, Wednesday of each week; (iii) if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); (iv) if this Note resets monthly, the third Wednesday of each month (with the exception of monthly reset Eleventh District Cost of Funds Rate Notes, which reset on the first calendar day of each month); (v) if this Note is an Eleventh District Cost of

Funds Rate Note that resets monthly, the first calendar day of each month; (vi) if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; (vii) if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; and (viii) if this Note resets annually, the third Wednesday of the month of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If an Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR or EURIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall instead be the immediately preceding Business Day. If an auction of direct obligations of United States Treasury Bills falls on a day that is an Interest Reset Date for Treasury Rate Notes, the Interest Reset Date shall be the succeeding Business Day.

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and except as set forth in the next paragraph, the interest payable hereon on each Interest Payment Date shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding such Interest Payment Date; provided, however, that if the interest rate is reset daily or weekly, the interest payable hereon shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the Record Date immediately preceding such Interest Payment Date, except that, at Stated Maturity, the interest payable will include interest accrued to, but excluding, the date of Stated Maturity.

If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day will be computed, unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, by dividing the interest rate in effect on such day by 360, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the Prime Rate, the Eleventh District Cost of Funds Rate, LIBOR, or EURIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the Prime Rate, the Eleventh District Cost of Funds Rate, LIBOR, or EURIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, interest will be payable as follows: (i) if this Note resets daily, weekly or monthly (other than Eleventh District Cost of Funds Rate Notes), interest will be payable on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof or in the pricing supplement attached hereto or delivered herewith or; (ii) in the case of Eleventh District Cost of Funds Rate Notes, interest will be payable on the first calendar day of each March, June, September and December; (iii) if this Note resets quarterly, interest will be payable on the third Wednesday of March, June, September, and December of each year; (iv) if this Note resets semiannually, interest will be payable on the third Wednesday of each of two months of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; and (v) if this Note resets annually, interest will be payable on the third Wednesday of the month of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and in each case at Stated Maturity (each such day being an "Interest Payment Date"). If an Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR or EURIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall instead be the immediately preceding Business Day; provided, however, if with respect to any Note for which "Accrue to Pay" is not specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, if an Interest Payment Date with respect to such Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, further, that any payment required to be made in respect of a Note that does not Accrue to Pay on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

                  Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

Determination of CD Rate

                  If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread

Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined above) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in the H.15 Daily Update. If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or H.15 Daily Update, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity on the face hereof or in the pricing supplement attached hereto or delivered herewith in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Commercial Paper Rate

                  If the Base Rate shown on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as such rate shall be published in H.15(519) under the heading "Commercial Paper-Nonfinancial". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined above) pertaining to such Commercial Paper Rate Determination Date, then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in the H.15 Daily Update under the heading "Commercial Paper-Nonfinancial". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or the H.15 Daily Update, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  "Money Market Yield" shall be the yield calculated in accordance with the following formula:

           Money Market Yield = [( D x 360) / (360 - (D x M))] x 100

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

Determination of Federal Funds Rate

                  If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Federal Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined above) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or H.15 Daily Update, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there is no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, the interest rate on this Note for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a

Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

Determination of LIBOR

                  If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows

                  On the second London Business Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the offered rates for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either (a) if "LIBOR Telerate" is designated on the face hereof or in the pricing supplement attached hereto or delivered herewith, the display designated as page "3750" on the Telerate Service ("Telerate") (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks), and LIBOR for such Interest Reset Period will be the relevant offered rate as determined by the Calculation Agent or (b) if "LIBOR Reuters" is designated on the face hereof or in the pricing supplement attached hereto or delivered herewith, "Designated LIBOR Page" means the arithmetic mean determined by the Calculation Agent of the two or more offered rates on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, LIBOR will be determined as if LIBOR Telerate had been specified.

                  If LIBOR cannot be determined as described above (either because the Designated LIBOR Page is no longer available or because fewer than two offered rates appear on the Designated LIBOR Page on the LIBOR Determination
Date), the Calculation Agent will determine "LIBOR" as follows. The Calculation Agent will request the principal London offices of each of the four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on the LIBOR Determination Date, in a principal amount equal to an amount of at least $1,000,000 or its approximate equivalent thereof in the Specified Currency, that is representative of a single transaction in such market at such time. If two or more such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York city time, on the LIBOR Determination Date for loans in the Specified Currency to leading European banks for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, in a principal amount equal to an amount of at least $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence. "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the LIBOR Rate will be the Initial Interest Rate).

Determination of Treasury Rate

                  If the Base Rate specified in the face hereof or in the pricing supplement attached hereto or delivered herewith is the Treasury Rate or Treasury Rate Constant Maturity, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if an, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Unless "Treasury Rate Constant Maturity" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury Securities") that have the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as such rate appears on either Telerate page 56 or Telerate page 57 under the heading "AVGE INVEST YIELD." The following procedures will be followed if the Treasury Rate cannot be determined as described above. If not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Treasury Rate Determination Date, the "Treasury Rate" for such Interest Reset Period will be the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on the Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Securities having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on the Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on the Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury Securities with a remaining maturity closest to the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury Securities would normally be auctioned. Treasury Securities are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

                  If "Treasury Rate Constant Maturity" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the "Treasury Rate" for each Interest Reset Period will be the rate displayed on the Designated CMT Telerate Rate Page under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (1) if the Designated CMT Telerate Page is 7051, the rate on such Constant Maturity Treasury Rate Determination Date and (2) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, for the week or the month, as applicable, ended immediately preceding the week or month, as applicable, in which the related Constant Maturity Treasury Rate Determination Date occurs.

                  The following procedures will be followed if such rate does not appear on such Designated CMT Telerate Page. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate for the Constant Maturity Treasury Rate Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate for the Constant Maturity Treasury Rate Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index, or other United States Treasury Rate for the Designated CMT Maturity Index, for the Constant Maturity Treasury Rate Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate on the Constant Maturity Treasury Rate Determination Date will be calculated by the Calculation Agent, and shall be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the Constant Maturity Treasury Rate Determination Date reported, according to their written records, by three leading U.S. government securities dealers in The City of New York selected by the Calculation Agent, one of which may be the Agent, from five such dealers selected by the Calculation Agent and eliminating the highest quotation, or in the event of equality, one of the highest, and the lowest quotation, or, in the event of equality, one of the lowest, for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes"), with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year.

                  If the Calculation Agent is unable to obtain three such Treasury Note quotations, the Treasury Rate on the Constant Maturity Treasury Rate Determination Date will be calculated by the Calculation Agent, and shall be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the Constant Maturity Treasury Rate Determination Date of three leading U.S. government securities dealers in the City of New York, one of which may be the Agent, from five such dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation, or, in the event of equality, one of the lowest, for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining maturity closest to the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and in an amount that is representative for a single transaction in that market at that time.

                  If three or four, and not five, of such dealers are quoting as described above, then the Treasury Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated. However, if fewer than three dealers so selected by the Calculation Agent are quoting as mentioned above, the Treasury Rate determined as of the Constant Maturity Treasury Rate Determination Date will be the Treasury Rate in effect on the Constant Maturity Treasury Rate Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity and will use such quotations to calculate the Treasury Rate as set forth above.

                  "Designated CMT Telerate Page " means the display on the Telerate, or any successor service on the page specified in the applicable pricing supplement, or any other page as may replace such page on that service, or any successor service, for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable pricing supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

                  "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities, either one, two, three, five, seven, ten, twenty or thirty years, specified in the applicable pricing supplement with respect to which the Treasury Rate will be calculated. If no such maturity is specified in the applicable pricing supplement, the Designated CMT Maturity Index shall be two years.

                  "The Constant Maturity Treasury Rate Determination Date" shall be the second Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

Determination of Prime Rate

                  Prime Rate Notes will bear interest at the interest rates (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any) specified in the Prime Rate Notes and in the applicable pricing supplement.

                  The "Prime Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Prime Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Prime Rate Determination Date") and shall be the rate made available and subsequently published on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the Calculation Date (as defined above) pertaining to such Prime Rate Determination Date, then the Prime Rate for such Interest reset Period shall be the rate published in the H.15 Daily Update under the heading "Bank Prime Loan." In the event that such rate has not been published prior to 3:00 P.M., New York City time, on the Calculation Date in either H.15(519) or the
H.15 Daily Update, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for the Prime Rate Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for the Prime Rate Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on the Prime Rate Determination Date by four major banks in The City of New York selected by the Calculation Agent. If all four of the banks selected by the Calculation Agent do not provide such quotations, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the four-prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the Prime Rate Determination Date as furnished in The City of New York by the banks selected by the Calculation Agent that have provided such quotations and by a reasonable number of substitute banks or trust companies. Each such substitute bank or trust company selected by the Calculation Agent to provide such rate or rates must (1) be organized and doing business under the laws of the United States, or any State of the United States,
(2) have total equity capital of at least $500,000,000 and (3) be subject to supervision or examination by Federal or State authority. However, if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in the previous sentence, the Prime Rate will be the Prime Rate in effect on the Prime Rate Determination Date.

                  "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service, (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

Determination of Eleventh District Cost of Funds Rate

                  Eleventh District Cost of Funds Rate Notes will bear interest at the interest rates (calculated by reference to the Eleventh District Cost of Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the Eleventh District Cost of Funds Rate Notes and in the applicable pricing supplement.

                  The "Eleventh District Cost of Funds Rate," for each Interest Reset Period will be determined by the Calculation Agent for such Eleventh District Cost of Funds Rate Note as of the last working day of the month immediately prior to such Interest Reset Date for such Interest Reset Period on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Eleventh District Cost of Funds Index (as defined below) (the "Eleventh District Cost of Funds Rate Determination Date"), and shall be the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Cost of Funds Rate Determination Date as set forth under the caption "Eleventh District" on the Telerate page 7058 (which page shall include any successor page (as determined by the Calculation Agent)) as of 11:00 a.m., San Francisco time, on such Eleventh District Cost of Funds Rate Determination Date. If such rate does not appear on Telerate page 7058 on any related Eleventh District Cost of Funds Rate Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Cost of Funds Rate Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such Eleventh District Cost of Funds Rate Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Determination Date.

Determination of EURIBOR

                  If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is EURIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to EURIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. "EURIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows.

                  On the second TARGET Business Day prior to the Interest Reset Date for such Interest Reset Period (a "EURIBOR Determination Date"), the Calculation Agent for such EURIBOR Note will determine the offered rates for deposits in Euros for the period of the index maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, which appears on the Designated EURIBOR Page as of 11:00 a.m., Brussels time, on such EURIBOR Determination Date. "Designated EURIBOR Page" means the display designated as page "248" on Telerate (or any successor service or such other page as may replace page "248" on such service), and EURIBOR for such Interest Reset Period will be the relevant offered rates as determined by the Calculation Agent.

                  If EURIBOR cannot be determined as described above the Calculation Agent will determine "EURIBOR" as follows. The Calculation Agent will request the principal Euro-zone (as defined below) office of each of four major banks in the Euro-zone interbank market selected by the Calculation Agent to provide the Calculation Agent with their respective offered quotations for deposits in Euros for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest
                                       12

Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 a.m., Brussels time, on the EURIBOR Determination Date, in a principal amount equal to an amount of at least $1,000,000 or its approximate equivalent thereof in Euros that is representative of a single transaction in such market at such time. If two or more such quotations are provided, "EURIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If less than two such quotations are provided, "EURIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by four major banks in the Euro-zone selected by the Calculation Agent for such EURIBOR Note at approximately 11:00 a.m., Brussels time, on the EURIBOR Determination Date for loans in Euros to leading European banks for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, in a principal amount equal to an amount of at least $1,000,000 or the approximate equivalent thereof in Euros that is representative of a single transaction in such market at such time; provided, however, that if the banks so selected a aforesaid by the Calculation Agent are not quoting rates as mentioned in this sentence, "EURIBOR" for such Interest Reset Period will be same as EURIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the EURIBOR Rate will be the Initial Interest Rate).

                  "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.

Inverse Floating Rate Notes

                  If this Note is designated as an Inverse Floating Rate Note on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Inverse Floating Rate shall be equal to (i) in the case of the period, if any, commencing on the Original Issue Date (or such other date which may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as the date on which this Note shall begin to accrue interest), up to the first Interest Reset Date, the Initial Fixed Interest Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and (ii) in the case of each period commencing on an Interest Reset Date, the Reset Fixed Reference Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith minus the interest rate determined by reference to the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as adjusted by the Spread and/or Spread Multiplier, if any, as determined in accordance with the provisions hereof; provided, however, that (x) the interest rate thereon will not be less than zero and (y) the interest rate in effect for the ten days immediately prior to the date of Maturity will be the rate in effect on the tenth day preceding such date.

Floating Rate / Fixed Rate Notes

                  If this Note is designated as a Floating Rate / Fixed Rate Note, this Note will be a Floating Rate note for a specified portion of its term and a Fixed Rate Note for the remainder of its term, in which event the interest rate on this Note will be determined as provided herein as if it were a Floating Rate Note and a Fixed Rate Note hereunder for each such respective period, all as described herein and in the applicable pricing supplement.

Subsequent Interest Periods

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Spread, Spread Multiplier or method of calculation of the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Optional Reset Date"). The Company may reset the Spread, Spread Multiplier or method of calculation of the Interest Rate Interest Rate by notifying the Trustee for this Note at least 45 but not more than 60 days prior to each Optional Reset Date. Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Spread, Spread Multiplier or method of calculation of the Interest Rate, and if so, (i) such new Spread, Spread Multiplier or method of calculation of the Interest Rate and
(ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Upon the transmittal by the Trustee of a Reset Notice to the Holder of a Note, such new Spread, Spread Multiplier or method of calculation of the Interest Rate shall take effect automatically. Except as modified by the Reset Notice and as described below, such Note will have the same terms as prior to the transmittal of such Reset Notice. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice and establish a higher Spread or Spread Multiplier for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, first class, postage prepaid, to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier.

                  The Holder of this Note will have the option to elect repayment of the Note by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

                  If this Note is an Indexed Principal Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof or in the pricing supplement attached hereto or delivered herewith as the Face Amount of this Note and by reference to the Index as described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If a third party is appointed to calculate or announce the Index for a particular Indexed Note and the third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated in a manner that is inconsistent with the applicable pricing supplement, then the Company will select another third party to calculate or announce the Index. The agent or another affiliate of the Company may be either the original or successor third party selected by the Company.

                  If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner set forth in the applicable pricing supplement. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Specified Currency

                  If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Registered Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Registered Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

Payments in Currencies other than the Specified Currency

                  Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute a Default under the Indenture.

                  In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). If this Note is denominated in a currency of a country participating in the European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

                  Certain of the foreign currencies in which debt securities may be denominated or payments in respect of index warrants may be due or by which amounts due on the offered securities may be calculated could be issued by countries participating in Stage III of the European Economic and Monetary Union. Stage III began on January 1, 1999 for the eleven participating member states of the European Union that satisfied the economic convergence criteria in the Treaty on European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Greece became a participating member state on January 1, 2001.

                  Stage III includes the introduction of the "Euro," which, along with the present national currency of each participating member state, is legal tender in the participating member states.

Dual Currency Notes

                  If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Dual Currency Note, the Company may have a one time option of making all payments of principal, premium, if any, and interest on all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), which payments would otherwise be made in the Specified Currency of such Notes, in an optional currency (the "Optional Payment Currency"). Such option will be exercisable in whole but not in part on an "Option Election Date," which will be any one of the dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

                  If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

                  If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

                  On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) prior to the Initial Maturity Date of this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

                  The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date, unless another period is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof or in the pricing supplement attached hereto or delivered herewith.

                  If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, the Trustee or any duly appointed paying agent, shall issue in exchange for such Note in the name of such Holder a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms otherwise identical to the exchanged Note.

Extension of Stated Maturity

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Stated Maturity of this Note may be extended at the option of the Company for one or more periods of whole years specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Extension Period") from one to five years up to but not beyond the date (the "Final Maturity") set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Company may exercise such option by notifying the Trustee for this Note at least 45 but not more than 60 days prior to the old Stated Maturity of this Note. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice"), first class, postage prepaid, indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity,
(iii) the Spread or Spread Multiplier applicable to the Extension Period, and
(iv) the provisions, if any, for redemption during such Extension Period including the date or dates on which, or the period or periods during which, and the price or prices at which, such redemption may occur during the Extension Period. Upon the Trustee's mailing of the Extension Notice, the Stated Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread Multiplier for the Extension Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, first class, postage prepaid, to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Stated Maturity is extended will bear such higher Spread or Spread Multiplier for the Extension Period, whether or not tendered for repayment.

                  If the Company extends the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Stated Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an "Optional Redemption Date") specified herein, at the price (the "Redemption Price") (together with accrued interest to such Optional Redemption Date) specified herein. If required under the Federal Reserve Capital Adequacy Rules, the Company will obtain the prior approval of the Federal Reserve before exercising its redemption rights. Unless otherwise stated on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Trustee shall mail to the Holder a notice of such redemption first class, postage prepaid, at least 30 days prior to the date of redemption. Unless otherwise stated herein, the Company may exercise such option with respect to a redemption of this Note in part only by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. In the event of redemption of this
Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

                  If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will be repayable prior to Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof or in the pricing supplement attached hereto or delivered herewith at the Optional Repayment Prices shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed; or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth Business Day. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note; provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

                  Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will not be subject to any sinking fund.

                  Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face

Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith or (y) if so specified, the Bond Yield to Call set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith (computed in each case in accordance with generally accepted United States bond yield computation principles); provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note or in the pricing supplement attached hereto or delivered herewith shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  The Company may at any time purchase Registered Notes at any price in the open market or otherwise. Registered Notes so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for such Notes for cancellation.

Other Terms

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Registered Notes of different authorized denominations, as requested by the Person surrendering the same.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Registered Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

                  In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee or the agent of the Company or Trustee a new Registered Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Registered Note shall be borne by the Holder of this Note.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

                  Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                    UNIF GIFT MIN ACT       _______________Custodian_______________
TEN ENT -as tenants by the entireties                                         (Cust)                 (Minor)
JT ENT   -as joint tenants with right of                                 Under Uniform Gifts to Minors Act
         survivorship and not as tenants in                              _______________________________________
         common                                                                          (State)

     Additional abbreviations may also be used though not in the above list

                     _______________________________________

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Company to repay $__________ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date or repayment, to the undersigned at:

________________________________________________________________________________

________________________________________________________________________________
           (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

         For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at, if delivery is by hand, 4 Albany Street, Attention: Corporate Trust Department, New York, New York 10015.

Dated:                __________________________________________________________
                      Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     Please insert Social Security or Other
       Identifying Number of Assignee

________________________________________________________________________________

________________________________________________________________________________
      Please Print or Type Name and Address Including Zip Code of Assignee

________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________attorney to transfer such Note on the books of Citigroup Global Markets Holdings Inc. with full power of substitution in the premises.

Dated: _______________     _____________________________________________________

                           Signature

                           _____________________________________________________
                           NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration or enlargement or any change whatsoever.